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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY




                              MS ACQUISITION CORP.

                          REGISTRATION RIGHTS AGREEMENT
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                                TABLE OF CONTENTS
                                                                       Page

RECITALS .................................................................1

ARTICLE I
         DEFINITIONS......................................................2
         1.1      Defined Terms in Stockholders Agreement.................2
         1.2      Definitions.............................................2
         1.3      Cross-References........................................4

ARTICLE II
         DEMAND REGISTRATIONS.............................................5
         2.1      Requests for Registration...............................5
         2.2      Long-Form Registrations.................................6
         2.3      Short-Form Registrations................................6
         2.4      Effective Registration Statement........................6
         2.5      Priority on Demand Registrations........................7
         2.6      Selection of Underwriters...............................8
         2.7      Black-Out Rights and Postponement.......................8

ARTICLE III
         PIGGYBACK REGISTRATIONS..........................................9
         3.1      Right to Piggyback......................................9
         3.2      Piggyback Expenses......................................9
         3.3      Priority on Primary Registrations.......................9
         3.4      Priority on Secondary Registrations....................10

ARTICLE IV...............................................................11
         HOLDBACK AGREEMENTS.............................................11
         4.1      Holdback...............................................11
         4.2      Company Holdback.......................................11

ARTICLE V................................................................11
         REGISTRATION PROCEDURES.........................................11

ARTICLE VI...............................................................15
         REGISTRATION EXPENSES...........................................15
         6.1      Fees Generally.........................................15
         6.2      Counsel Fees...........................................16


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                                                                       Page

ARTICLE VII..............................................................16
         UNDERWRITTEN OFFERINGS..........................................16
         7.1      Demand Underwritten Offerings..........................16
         7.2      Incidental Underwritten Offerings......................16

ARTICLE VIII.............................................................17
         INDEMNIFICATION.................................................17
         8.1      Indemnification by the Company.........................17
         8.2      Indemnification by a Selling Stockholder...............18
         8.3      Indemnification Procedure..............................19
         8.4      Underwriting Agreement.................................20
         8.5      Contribution...........................................20
         8.6      Periodic Payments......................................21

ARTICLE IX...............................................................21
         RULE 144 .......................................................21

ARTICLE X................................................................21
         PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.....................21

ARTICLE XI...............................................................22
         MISCELLANEOUS...................................................22
         11.1     No Inconsistent Agreements.............................22
         11.2     Adjustments Affecting Registrable Securities...........22
         11.3     Specific Performance...................................22
         11.4     Actions Taken; Amendments and Waivers..................22
         11.5     Successors and Assigns.................................23
         11.6     Notices................................................23
         11.7     Headings.  ............................................23
         11.8     Gender.................................................24
         11.9     Invalid Provisions.....................................24
         11.10    Governing Law..........................................24
         11.11    Counterparts...........................................24
         11.12    Consent to Jurisdiction and Service of Process.........24
         11.13    Waiver of Jury Trial...................................25

Exhibit A - Original Registration Rights Agreement
Exhibit B - Form of Registration Rights Joinder Agreement
Exhibit C - Waiver Agreement


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         REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of April 9,
1998 by and among, MS Acquisition Corp., a Delaware corporation (the "Company"), each of the Persons whose name appears under the heading "Former Sofedit Investor" on the signature pages hereto (individually, a "Former Sofedit Investor", and collectively, the "Former Sofedit Investors"), each of the Persons whose name appears under the heading "Former Sofedit Institutional Investor" on the signature pages hereto (individually, a "Former Sofedit Institutional Investor", and collectively, the "Former Sofedit Institutional Investors"), Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), and each of the Persons whose name appears under the heading "CVC Co-investors" on the signature pages hereto (together with CVC, the "CVC Investors", and individually a "CVC Investor"), The Berkshire Fund, a Massachusetts limited partnership ("Berkshire"), and each of the individuals listed under the heading "Berkshire Group" on the signature pages hereto (individually, a "Berkshire Group Member" and collectively, with Berkshire, the "Berkshire Group"), The Prudential Insurance Company of America, a New Jersey mutual insurance company ("Prudential"), Pruco Life Insurance Company, an Arizona corporation ("Pruco"), the various retirement systems of the State of Michigan listed on the signature pages hereto under the heading "State of Michigan" (the "State of Michigan"; and together with Berkshire, the Berkshire Group, Prudential and Pruco, the "Institutional Investors"), each of the individuals whose name appears under the heading "Former Management Group" on the signature pages hereto (individually, a "Former Management Group Member" and collectively, the "Former Management Group"), and each of the individuals whose name appears under the heading "Management Group" on the signature pages hereto (individually, a "Management Group Member" and collectively, the "Management Group". Capitalized terms used and not otherwise defined herein have the respective meanings ascribed thereto in Article I.


                                    RECITALS

                  WHEREAS, the Company has executed and delivered that certain Registration Rights Agreement dated August 13, 1996 among the Company and the parties named on the signature pages thereto with respect to the capital stock of the Company (the "Original Registration Rights Agreement"), a copy of which is attached hereto as Exhibit A;

                  WHEREAS, the Original Registration Rights Agreement remains in full force and effect as of the date hereof, subject to the waiver of certain rights thereunder by certain of the parties hereto pursuant to a waiver agreement (the "Waiver Agreement"), a copy of which is attached hereto as Exhibit B.

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Stockholders Agreement among the parties hereto and dated the date hereof (as amended, modified or supplemented from time to time, the "Stockholders Agreement"), and in connection therewith, the Company has agreed to provide the other parties hereto with the registration rights set forth in this Agreement;


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                  NOW THEREFORE, in connection with the Stockholders Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

                  1.1 DEFINED TERMS IN STOCKHOLDERS AGREEMENT.

                  Unless otherwise defined herein, defined terms used in this Agreement shall have the meanings set forth in the Stockholders Agreement.

                  1.2      DEFINITIONS.

                  The following capitalized terms, when used in this Agreement, have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                  "Additional Stockholder" means any Person who has executed a Joinder Agreement pursuant to the Stockholders Agreement, and its direct and indirect Permitted Transferees, so long as any such Person shall hold (either directly or indirectly) Registrable Securities, and only to the extent that (i) the Company has granted such person registration rights as a Stockholder hereunder and (ii) such Person has executed a Registration Rights Joinder Agreement.

                  "Commission" means the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act or the Exchange Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission thereunder.

                  "Initial Public Offering" means the first time a registration statement filed under the Securities Act with the Commission respecting an offering, whether primary or secondary, of Common Stock of the Company (or securities convertible, exercisable or exchangeable for or into Common Stock of the Company or rights to acquire Common Stock of the Company or such securities), which is underwritten on a firmly committed basis, is declared effective and the securities so registered are issued and sold.

                  "Registrable Securities" means, at any time, the shares of Common Stock then issued and outstanding or which are issuable upon conversion, exercise or exchange of the Series A Preferred Stock, the Series B Preferred Stock, the Options or any other Equity


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Equivalents and any securities into which such Common Stock shall have been changed or any securities resulting from any reclassification or recapitalization of such Common Stock; provided, that "Registrable Securities" shall not include any shares of Common Stock obtained or transferred pursuant to an effective registration statement under the Securities Act or in a Rule 144 Transaction, and provided, further, that "Registrable Securities" shall not include any shares of Common Stock which are held by a Person who is not a Stockholder.

                  "Registration Rights Joinder Agreement" means the Registration Rights Joinder Agreement in the form attached hereto as Exhibit C.

                  "Required CVC Stockholders" means, as of the date of any determination thereof, CVC and CVC Stockholders that hold Registrable Securities representing at such time at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, held by all CVC Stockholders.

                  "Required Institutional Stockholders" means, as of the date of any determination thereof, Institutional Stockholders that hold Registrable Securities representing at such time at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, held by all Institutional Stockholders.

                  "Required Sofedit Stockholders" means, as of the date of any determination thereof, the Sofedit Stockholders that hold Registrable Securities representing at such time at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, held by all Sofedit Stockholders.

                  "Required Sofedit Institutional Stockholders" means, as of the date of any determination thereof, the Sofedit Institutional Stockholders that hold Registrable Securities representing at such time at least a majority (by number of shares) of the Registrable Securities, on a fully diluted basis, held by all Sofedit Institutional Stockholders.

                  "Rule 144 Transaction" means a transfer of Restricted Securities (A) complying with Rule 144 under the Securities Act as such Rule is in effect on the date of such transfer (but not including a sale other than pursuant to a "brokers transaction" as defined in clauses (1) and (2) of paragraph (g) of such Rule as in effect on the date hereof) and (B) occurring at a time when Restricted Securities are registered pursuant to Section 12 of the Exchange Act (or any successor to such Section).

                  "Stockholders" means the Sofedit Stockholders, Sofedit Institutional Stockholders, CVC Stockholders, Institutional Stockholders, the Former Management Stockholders, the Management Stockholders, the Additional Stockholders and each other Person party to the Original Registration Rights Agreement and any transferee of any of the foregoing persons who has acquired Registrable Securities in accordance with the Stockholders Agreement and who has executed a Registration Rights Joinder Agreement.


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                  1.3      CROSS-REFERENCES.

                  The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

"Berkshire"                                            --      Preamble
"Berkshire Group"                                      --      Preamble
"Berkshire Group Member"                               --      Preamble
"Black-Out Notice"                                     --      Section 2.7(b)
"Company"                                              --      Preamble
"Controlling Person"                                   --      Section 8.1
"CVC"                                                  --      Preamble
"CVC Co-investors"                                     --      Preamble
"CVC Investor"                                         --      Preamble
"Demand Registrations"                                 --      Section 2.1
"Former Management Group"                              --      Preamble
"Former Management Group Member"                       --      Preamble
"Former Sofedit Institutional Investors"               --      Preamble
"Former Sofedit Investor"                              --      Preamble
"Institutional Investors"                              --      Preamble
"Long-Form Registrations"                              --      Section 2.1
"Management Group"                                     --      Preamble
"Management Group Member"                              --      Preamble
"Original Registration Rights Agreement"               --      Recitals
"Piggyback Holders"                                    --      Section 3.1
"Piggyback Registration"                               --      Section 3.1
"Pruco"                                                --      Preamble
"Prudential"                                           --      Preamble
"Registration Expenses"                                --      Section 6.1
"Requesting Investor"                                  --      Section 2.1(a)
"Short-Form Registrations"                             --      Section 2.1
"State of Michigan"                                    --      Preamble
"Stockholders Agreement"                               --      Recitals
"Waiver Agreement"                                     --      Recitals


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                                   ARTICLE II
                              DEMAND REGISTRATIONS

                  2.1      REQUESTS FOR REGISTRATION.

                  (a) As provided in Sections 2.2 and 2.3, from and after the date that is ninety-one (91) days after the closing of an Initial Public Offering, the Required Sofedit Stockholders, the Required Sofedit Institutional Stockholders, the Required CVC Stockholders or the Required Institutional Stockholders (each of which being, a "Requesting Investor") shall be entitled to request registration under the Securities Act of all or part of their Registrable Securities (i) on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and (ii) on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if the Company qualifies to use such short form; provided, however, that (a) prior to the date that is one
(1) year and ninety-one (91) days after the closing of an Initial Public Offering, the Sofedit Institutional Stockholders shall not be entitled to request registration as a Requesting Investor with respect to more than thirty-five percent (35%) of the Registrable Securities held by the Sofedit Institutional Stockholders as a group on the date hereof and (b) prior to the date that is two (2) years and ninety-one (91) days after the closing of an Initial Public Offering, the Sofedit Institutional Stockholders shall not be entitled to request registration as a Requesting Investor with respect to more than seventy percent (70%) of the Registrable Securities held by the Sofedit Institutional Stockholders on the date hereof; provided, further, that the above proviso shall in no way limit the rights of the Sofedit Institutional Stockholders under Article III or the rights of the Sofedit Institutional Stockholders to request inclusion in any Demand Registration requested by the Sofedit Stockholders or the CVC Stockholders under this Section 2.1(a). Within ten (10) days after receipt of any such request, the Company will give written notice of such request to all Stockholders holding Registrable Securities. Thereafter, the Company will use all reasonable efforts to effect the registration under the Securities Act on the form requested by the applicable Requesting Investors and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein by any Stockholder within thirty (30) days after the receipt of the Company's notice, subject to the provisions of Section 2.5. All registrations requested pursuant to this Section 2.1 are referred to herein as "Demand Registrations."

                  (b) Any Requesting Investor that requests a Demand Registration under this Article II may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing written notice to the Company; provided, however, that notwithstanding such revocation, such Demand Registration shall be deemed a request for purposes of Section 2.2 or 2.4 unless, after consultation with the Company and any proposed underwriter, the Requesting Investor in good faith determines that the Registrable Securities that it has requested to be registered would not be sold pursuant to such Demand Registration within a reasonable amount of time or at a price acceptable to such Requesting Investor.


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                  (c) Any request for a Demand Registration pursuant to this
Article II shall specify the number of shares of Registrable Securities proposed to be sold by the Requesting Investor and the intended method of disposition thereof.

                  (d) Notwithstanding the provisions of Section 2.1(a), (i) the Required Sofedit Stockholders or (ii) the Required CVC Stockholders may request that the Company effect an Initial Public Offering with gross proceeds to the Company in the amount requested by the Required Sofedit Stockholders or the Required CVC Stockholders, as the case may be, and the Company shall use all reasonable efforts to effect such Initial Public Offering within ninety (90) days after receipt of such request. No such request shall count toward the limit on Long-Form Registrations provided in Section 2.2.

                  2.2      LONG-FORM REGISTRATIONS.

                  The Required Sofedit Stockholders will be entitled to request pursuant to this Article II up to three (3) Long-Form Registrations, the Required Sofedit Institutional Stockholders will be entitled to request pursuant to this Article II up to three (3) Long-Form Registrations, the Required CVC Stockholders will be entitled to request pursuant to this Article II up to three
(3) Long-Form Registrations, and the Required Institutional Stockholders will be entitled to request pursuant to this Article II one (1) Long-Form Registration. The Company will pay all Registration Expenses in connection with any such Long-Form Registrations. All Long-Form Registrations (unless otherwise requested by the relevant Requesting Investor) shall be underwritten registrations.

                  2.3      SHORT-FORM REGISTRATIONS.

                  In addition to the Long-Form Registrations provided pursuant to Section 2.2, each of the Required Sofedit Stockholders, the Required Sofedit Institutional Stockholders and the Required CVC Stockholders will be entitled to request an unlimited number of Short-Form Registrations, and the Required Institutional Stockholders will be entitled to request three (3) Short-Form Registrations. The Company will pay all Registration Expenses in connection with any Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is qualified to use any applicable short form. Once the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

                  2.4      EFFECTIVE REGISTRATION STATEMENT.

                  No Demand Registration shall be deemed to have been effected for purposes of Section 2.2:


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                  (i) unless a registration statement with respect thereto has become effective;

                  (ii) if, after it has become effective, any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, affecting any of the securities covered by such registration statement, is issued or threatened by the Commission or other governmental agency or court;

                  (iii) if the Company delivers a Black-Out Notice with respect to such requested registration;

                  (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of a failure by or inability of the Company to satisfy any of such conditions, or the occurrence of an event outside the reasonable control of the relevant Requesting Investor;

                  (v) the revocation notice described in the proviso to Section 2.1(b) has been delivered by the Requesting Investor; or

                  (vi) if the Requesting Investor is not able to register and sell at least ninety percent (90%) of the amount of Registrable Securities which were requested to be included by it in such registration;

provided that the Company will pay all Registration Expenses in connection with any registration if pursuant to this Section 2.4 the registration is deemed not to have been effected.

                  2.5      PRIORITY ON DEMAND REGISTRATIONS.

                  (a) The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the Required Sofedit Stockholders (if the Required Sofedit Stockholders have requested such Demand Registration), the Required Sofedit Institutional Stockholders (if the Required Sofedit Institutional Stockholders have requested such Demand Registration), the Required CVC Stockholders (if the Required CVC Stockholders have requested such Demand Registration) or the Required Institutional Stockholders (if the Required Institutional Stockholders have requested such Demand Registration).

                  (b) If the Requesting Investors and other holders of Registrable Securities request Registrable Securities to be included in a Demand Registration that is an underwritten

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offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of Registrable Securities that can be sold in such offering within a price range acceptable to the Requesting Investors who have made such Demand Registration, then the Company will include any securities to be sold in such Demand Registration in the following order and priority:

                  (A) (i) first, the Registrable Securities owned by the Requesting Investors that have requested such registration, provided, that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then only that lower number of Registrable Securities requested to be included by the Requesting Investors shall be included in such registration, and the Requesting Investors shall participate in the registration pro rata based upon their total ownership, on a fully diluted basis, of Registrable Securities, (ii) second, the number of Registrable Securities requested to be included by other Stockholders (whether requested pursuant to this Agreement or the Original Registration Rights Agreement), which, in the opinion of such underwriters, can be sold, pro rata among the respective holders based upon their total ownership, on a fully diluted basis, of Registrable Securities and provided, further, that if the managing underwriters determine in good faith that a lower number of Registrable Securities held by Management Stockholders (as defined herein and as defined in the Original Registration Rights Agreement) and/or Additional Stockholders (as defined herein and as defined in the Original Registration Rights Agreement) than such pro rata portion should be included, then such lower number shall be included and, as a result thereof, a greater number of Registrable Securities owned by the other Stockholders may be sold; (iii) third, the securities the Company proposes to sell and (iv) fourth, any securities other than Registrable Securities to be sold by Persons other than the Company included pursuant to Section 2.5(a) hereof.

                  (B) Any Person other than Stockholders including any securities in such registration pursuant to Article II hereof must pay its share of the Registration Expenses as provided in Article VI hereof.

                  2.6      SELECTION OF UNDERWRITERS.

                  The Requesting Investors that have requested such registration will have the right to select the underwriters and the managing underwriter to administer any Demand Registration (which underwriters and managing underwriter shall be reasonably acceptable to the Company).


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                  2.7      BLACK-OUT RIGHTS AND POSTPONEMENT.

                  (a) The Company shall not be required to provide a Demand Registration if the Company, within the 90-day period preceding the date of a request for a Demand Registration, has effected a registration of securities in which the Requesting Investors were entitled to participate without cutback pursuant to Demand Registration rights under Article II hereof or Piggyback Registration rights under Article III hereof.

                  (b) The Company may, upon written notice (a "Black-Out Notice") to each Requesting Investor requesting a Demand Registration, require such Requesting Investor to withdraw such Demand Registration upon the good faith determination by the Company that such postponement is necessary (i) to avoid disclosure of material non-public information or (ii) as a result of a pending material financing or acquisition transaction. In each case, each of the Requesting Investors may not request another Demand Registration for a period of up to sixty (60) days, as specified by the Company in such Black-Out Notice. The Company may only give a Black-Out Notice where the giving of such notice has been specifically approved by the Company's Board of Directors. Upon receipt of a Black-Out Notice, the Demand Registration shall be deemed to be rescinded and retracted and shall not be counted as a Demand Registration for any purpose. The Company may not deliver more than one Black-Out Notice in any twelve-month period.


                                   ARTICLE III
                             PIGGYBACK REGISTRATIONS

                  3.1      RIGHT TO PIGGYBACK.

                  Whenever the Company proposes (other than pursuant to a Demand Registration or an Initial Public Offering (unless otherwise agreed by the Company)) to register any of its equity securities under the Securities Act (whether for the Company's own account (other than on Forms S-4 or S-8 or any successor forms), or for the account of any other Person) (a "Piggyback Registration"), the Company will give prompt written notice to each Stockholder (the "Piggyback Holders") of its intention to effect such a registration, and such notice shall offer the Piggyback Holders the opportunity to register on the same terms and conditions such number of shares of Registrable Securities as such Piggyback Holder may request. The Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt by such Piggyback Holder of the Company's notice, subject to the provisions of Sections
3.3 and 3.4.

                  3.2      PIGGYBACK EXPENSES.

                  The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.


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                  3.3      PRIORITY ON PRIMARY REGISTRATIONS.

                  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration are such that the success of the offering would be materially and adversely affected, the Company will include any securities to be sold in such registration in the following order: (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Piggyback Holders, provided that, if the managing underwriters in good faith determine that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and the Piggyback Holders shall participate in the registration pro rata based upon their total ownership, on a fully diluted basis, of Registrable Securities, provided, further, that if the managing underwriters determine in good faith that a lower number of Registrable Securities held by Management Stockholders (as defined herein and as defined in the Original Registration Rights Agreement) and/or Additional Stockholders (as defined herein and as defined in the Original Registration Rights Agreement) than such pro rata portion should be included, then such lower number shall be included and, as a result thereof, a greater number of Registrable Securities owned by the other Stockholders shall be included and (iii) third, other securities requested to be included in such registration.

                  3.4      PRIORITY ON SECONDARY REGISTRATIONS.

                  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration are such that the success of the offering would be materially and adversely affected, the Company will include any securities to be sold in such registration in the following order: (i) first, the securities of such holders, (ii) second, the Registrable Securities requested to be included in such registration by the Piggyback Holders pursuant to Section 3.1 hereof, provided that, if the managing underwriters in good faith determine that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and the Piggyback Holders shall participate in the registration pro rata based upon their total ownership, on a fully diluted basis, of Registrable Securities, provided, further, that if the managing underwriters determine in good faith that a lower number of Registrable Securities held by Management Stockholders (as defined herein and as defined in the Original Registration Rights Agreement) and/or Additional Stockholders (as defined herein and as defined in the Original Registration Rights Agreement) than such pro rata portion should be included, then such lower number shall be included and, as a result thereof, a greater number of Registrable Securities owned by the other Stockholders may be sold and
(iii) third, other securities requested to be included in such registration.


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                                   ARTICLE IV
                               HOLDBACK AGREEMENTS

                  4.1      HOLDBACK.

                  Each holder of Registrable Securities agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible, exchangeable or exercisable for or into such securities, during the seven days prior to, and the 90-day period beginning on, the effective date of an Initial Public Offering or any underwritten Demand Registration or any underwritten Piggyback Registration in which such holder had an opportunity to participate without cutback under Article III hereof (in each case except as part of such underwritten registration), unless the managing underwriters of the registered public offering otherwise agree.

                  4.2      COMPANY HOLDBACK.

                  The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible, exchangeable or exercisable for or into such securities, during the fourteen
(14) days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which holders of Registrable Securities are selling stockholders (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor form), unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree, and (ii) to use all reasonable efforts to cause each holder of at least five percent (5%) (on a fully diluted basis) of its equity securities, or any securities convertible, exchangeable or exercisable for or into such securities, to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree.


                                    ARTICLE V
                             REGISTRATION PROCEDURES

                  Whenever the Stockholders have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use all reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible (or, in the case of clause (p) below, will not):

                  (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities (such registration statement to include all information which the holders of the Registrable Securities to be registered thereby shall reasonably request) and use all reasonable efforts to cause such registration statement to become effective, provided that as promptly as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement (and, if any Sofedit Stockholders or any CVC Stockholders have requested inclusion of any Registrable Securities pursuant to Article II or Article III, to one counsel for such Sofedit Stockholders and to one counsel for such CVC Stockholders) copies of all such documents proposed to be filed, and the Company shall not file any such documents to which such counsel shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act, and (ii) notify each holder of Registrable Securities covered by such registration statement of (x) any request by the Commission to amend such registration statement or amend or supplement any prospectus or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (b) (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and, in each case, including all exhibits thereto and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e) furnish to each seller of Registrable Securities a signed copy, addressed to such seller (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholders, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

                  (f) notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and in the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice to such seller to the date when the Company made available to such seller an appropriately amended or supplemented prospectus;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and to enter into such customary agreements as may be required in furtherance thereof, including without limitation listing applications and indemnification agreements in customary form;

                  (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (i) enter into such customary arrangements and take all such other actions as the holders of a majority (by number of shares) of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including without limitation use of its best efforts to effect a stock split or a combination of shares);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) subject to other provisions hereof, use all reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  (l) use all reasonable efforts to obtain a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements, addressed to each seller, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller (or the underwriters, if any) may reasonably request;

                  (m) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least twelve months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (n) permit any holder of Registrable Securities, if such holder determines, in its sole judgment, exercised in good faith, that it might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange Act), to participate in the preparation of any registration statement covering such holder's Registrable Securities and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such holder should be included and which is reasonably acceptable to the Company;

                  (o) use all reasonable efforts to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any registration statement or of any order preventing or suspending the use of any preliminary prospectus;

                  (p) at any time file or make any amendment to a registration statement, or any amendment of or supplement to a prospectus (including amendments of the documents incorporated by reference into the prospectus), of which each seller of Registrable Securities or the managing underwriters shall not have previously been advised and furnished a copy or to which any sellers of Registrable Securities, the managing underwriters, or counsel for such sellers or for the underwriters shall reasonably object;

                  (q) make such representations and warranties (subject to appropriate disclosure schedule exceptions) to sellers of Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type; and

                  (r) if any proposed registration statement refers to any holder by name or otherwise as the holder of any securities of the Company then (whether or not such holder is or might be deemed to be a controlling person of the Company), (i) the Company shall be required at the request of such holder to insert therein language, in form and substance reasonably satisfactory to such holder, the Company and the managing underwriters, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act, any similar Federal or state statute, or any rule or regulation of any other regulatory body having jurisdiction over the offering, then in force, the Company shall be required at the request of such holder to delete the reference to such holder.


                                   ARTICLE VI
                              REGISTRATION EXPENSES

                  6.1      FEES GENERALLY.

                  All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne as provided for in Sections 2.2, 2.3, 2.4, 2.5, 3.2 and this Article VI; provided, that each Stockholder shall pay any underwriting fees, discounts or commissions attributable to the sale of its Registrable Securities.

                  6.2      COUNSEL FEES.

                  In connection with each Demand Registration, the Company will reimburse the Requesting Investor for such Demand Registration for the reasonable fees and disbursements of one counsel chosen by the relevant Requesting Investor.


                                   ARTICLE VII
                             UNDERWRITTEN OFFERINGS

                  7.1      DEMAND UNDERWRITTEN OFFERINGS.

                  If requested by the underwriters for any underwritten offerings of Registrable Securities pursuant to a Demand Registration, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to a majority (by number of shares) of holders of Registrable Securities being offered and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including without limitation indemnities customarily included in such agreements. The holders of the Registrable Securities will cooperate in good faith with the Company in the negotiation of the underwriting agreement. The holders of Registrable Securities to be distributed by such underwriters may be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by applicable law.

                  7.2      INCIDENTAL UNDERWRITTEN OFFERINGS.

                  If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Article III of this Agreement and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Article III of this Agreement, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder, subject to the limitations set forth in Article III hereof, among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to those representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by applicable law.


                                  ARTICLE VIII
                                 INDEMNIFICATION

                  8.1      INDEMNIFICATION BY THE COMPANY.

                  The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each of the holders of any Registrable Securities covered by such registration statement, each other Person, if any, who controls such holder within the meaning of the Securities Act or the Exchange Act (each such Person, a "Controlling Person"), and each of their respective directors, officers, managers, partners, members, stockholders and other Controlling Persons, as follows:

                  (i) against any and all loss, liability, claim, damage or expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or final or summary prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or final or summary prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable to any holder under the indemnity agreement in this Section 8.1, with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such controlling Person or holder results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to such holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder, such Controlling Person or any such director, officer, manager, partner, member, stockholder or other Controlling Person and shall survive the transfer of such securities by such seller.

                  8.2      INDEMNIFICATION BY A SELLING STOCKHOLDER.

                  In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8.1 of this Agreement), to the extent permitted by law, the Company, each Controlling Person of the Company, and each of their respective directors, officers, managers, partners, members, stockholders and other Controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information that relates only to such holder or the plan of distribution that is expressly furnished to the Company by or on behalf of such holder for use in the preparation of such registration statement, preliminary, final or summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, such holder, or any of their respective Controlling Persons, as the case may be, or any of their respective directors, officers, managers, partners, members, stockholders or other Controlling Persons and shall survive the transfer of such securities by such holder. With respect to each claim pursuant to this Section 8.2, each holder's maximum liability under this Section shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such holder.

                  8.3      INDEMNIFICATION PROCEDURE.

                  Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 8.1 or Section 8.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section
8.1 or Section 8.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal fees and expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment an actual or potential conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel (in addition to any local counsel) for all holders of Registrable Securities, selected by a majority (by number of shares) of the holders of Registrable Securities, or (ii) more than one counsel (in addition to any local counsel) for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to (pursuant to an immediately preceding sentence), or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an actual or potential conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                  8.4      UNDERWRITING AGREEMENT.

                  The Company and each holder of Registrable Securities requesting registration shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

                  8.5      CONTRIBUTION.

                  If the indemnification provided for in Sections 8.1 and 8.2 of this Agreement is unavailable (for any reason other than a determination of its inapplicability by a court of competent jurisdiction) to hold harmless an indemnified party under such Sections, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 8.1 or
Section 8.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including without limitation the relative benefits received by each party from the offering of the securities covered by such registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first and second sentences of this Section 8.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 8.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 8.5. Promptly after receipt by an indemnified party under this Section 8.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 8.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 8.3 of this Agreement has not been given with respect to such action; provided that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 8.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters,
(i) that the underwriters' portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution shall not exceed an amount equal to the net proceeds actually received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  8.6      PERIODIC PAYMENTS.

                  The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


                                   ARTICLE IX
                                    RULE 144

                  If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act in compliance with (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.


                                    ARTICLE X
                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents reasonably required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.


                                   ARTICLE XI
                                  MISCELLANEOUS

                  11.1     NO INCONSISTENT AGREEMENTS.

                  The Company represents and warrants that it does not currently have, and covenants that it will not hereafter enter into, any agreement which is inconsistent with, or would otherwise restrict the performance by the Company of, its obligations hereunder.

                  11.2     ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES.

                  The Company will not take any action, or fail to take any action which it may properly take, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement or which, to the extent within its control, would adversely affect the marketability of such Registrable Securities in any such registration (including without limitation effecting a stock split or a combination of shares).

                  11.3     SPECIFIC PERFORMANCE.

                  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity; provided, however, that each of the parties agrees to provide the other parties with written notice at least two business days prior to filing any motion or other pleading seeking a temporary restraining order, a temporary or permanent injunction, specific performance, or any other equitable remedy and to give such other parties and their counsel a reasonable opportunity to attend and participate in any judicial or administrative hearing or other proceeding held to adjudicate or rule upon any such motion or pleading.

                  11.4     ACTIONS TAKEN; AMENDMENTS AND WAIVERS.

                  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by a written instrument duly executed by the Company, the CVC Stockholders and the Sofedit Stockholders; provided that the Company shall provide twenty (20) days' prior written notice of any such amendment not governed by the next proviso; and provided further that (a) any amendment, modification, or supplement that adversely and disproportionately affects, in their capacity as holders of Registrable Securities, the Sofedit Institutional Stockholders, the Institutional Stockholders, Former Management Stockholders, Management Stockholders or Additional Stockholders, as the case may be, shall also require the consent of the Sofedit Institutional Stockholders, Institutional Stockholders, Former Management Stockholders, Management Stockholders or Additional Stockholders, respectively, and (b) any amendment, modification or supplement that adversely and disproportionately affects less than all of the Sofedit Institutional Stockholders, Institutional Stockholders, Former Management Stockholders, Management Stockholders or Additional Stockholders, as the case may be, shall also require consent of the Sofedit Institutional Stockholders, Institutional Stockholders, Former Management Stockholders, Management Stockholders or Additional Stockholders so affected. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  11.5     SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; in addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, except to the extent reserved to or by the transferor in connection with any such transfer; provided, that the benefits of this Agreement shall inure to and be enforceable by any transferee of Registrable Securities so long as such transferee shall have acquired such securities in accordance with the terms of the Stockholders Agreement and shall have executed a Registration Rights Joinder Agreement. The parties hereto agree that in connection with the award of the Options to any employee, the Company may allow such employee to execute a Registration Rights Joinder Agreement, and thereby enter into and become a party to this Agreement as a Management Stockholder hereunder.

                  11.6     NOTICES.

                  All notices, requests and other communications hereunder shall be given in the manner set forth in the Stockholders Agreement.

                  11.7     HEADINGS.

                  The headings used in this Agreement have been inserted for convenience of reference only and do not affect the provisions hereof.

                  11.8     GENDER.

                  Whenever the pronouns "he" or "his" are used herein, they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural, and words in the plural shall be construed as though in the singular in all cases where they would so apply.

                  11.9     INVALID PROVISIONS.

                  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  11.10    GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  11.11    COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  11.12    CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  EACH PARTY OTHER THAN THE STATE OF MICHIGAN, CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH SUCH PARTY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS

AGREEMENT. EACH SUCH PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FIFTEEN (15) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST ANY OF THE OTHER PARTIES HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

                  11.13    WAIVER OF JURY TRIAL.

                  EACH PARTY, OTHER THAN THE STATE OF MICHIGAN, HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH SUCH PARTY ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH SUCH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                   MS ACQUISITION CORP.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   FORMER SOFEDIT INVESTORS

                                   CEFI

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   YACESE S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   H.H.A. WAY


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:




                [Signature page to Registration Rights Agreement]

                                  SOFEDIT INSTITUTIONAL
                                  INVESTORS

                                  COMPAGNIE DE FINANCEMENT
                                      INDUSTRIEL S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  JAFCO I SAINT HONORE S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  JAFCO II SAINT HONORE S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  TOCQUEVILLE EUROPE L.P.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  BIDASSOA INVESTISSEMENTS S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                [Signature page to Registration Rights Agreement]

                                  CININDEV


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  CFJPE S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   OBERON S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   EURO SYNERGIES S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   VENTADOUR INVESTISSEMENTS S.A.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   COGEPA S.A.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                [Signature page to Registration Rights Agreement]

                                  SOFEDICI S.C.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  APAX PARTNER CLUB S.A.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  ALTAMIR S.A.


                                    By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  APAX FRANCE IV S.A.


                                    By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  CVC

                                  CITICORP VENTURE CAPITAL, LTD.


                                    By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                [Signature page to Registration Rights Agreement]

                                      CVC CO-INVESTORS


                                      -----------------------------------
                                      WILLIAM T. COMFORT


                                      -----------------------------------
                                      RICHARD M. CASHIN


                                      -----------------------------------
                                      DAVID F. THOMAS


                                      -----------------------------------
                                      THOMAS F. McWILLIAMS


                                      -----------------------------------
                                      DAVID Y. HOWE


                                      -----------------------------------
                                      MICHAEL A. DELANEY


                                      -----------------------------------
                                      JOHN WEBER


                                      -----------------------------------
                                      JAMES URRY


                                      -----------------------------------
                                      JOSEPH SILVESTRI


                                      -----------------------------------
                                      CHARLES CORPENING



                [Signature page to Registration Rights Agreement]

                                 BERKSHIRE FUND

                                     THE BERKSHIRE FUND,
                                        A LIMITED PARTNERSHIP

                                     By:  BERKSHIRE CAPITAL ASSOCIATES,
                                            LIMITED PARTNERSHIP
                                            Its General Partner


                                     By:
                                        -----------------------------------
                                               A General Partner

                                     BERKSHIRE GROUP


                                     -----------------------------------
                                     BRADLEY M. BLOOM


                                     -----------------------------------
                                     J. CHRISTOPHER CLIFFORD


                                     -----------------------------------
                                     RUSSELL L. EPKER


                                     -----------------------------------
                                     CARL FERENBACH


                                     -----------------------------------
                                     RICHARD K. LUBIN


                                     -----------------------------------
                                     LEA ANNE S. OTTINGER


                                     -----------------------------------
                                     KEVIN T. CALLAGHAN


                [Signature page to Registration Rights Agreement]

                                   PRUDENTIAL

                                     THE PRUDENTIAL INSURANCE
                                       COMPANY OF AMERICA


                                     By:
                                        --------------------------------
                                        Name:
                                        Title:


                                     PRUCO

                                     PRUCO LIFE INSURANCE COMPANY


                                     By:
                                        --------------------------------
                                        Name:
                                        Title:


                                      STATE OF MICHIGAN

                                      STATE TREASURER OF THE STATE OF MICHIGAN,
                                      CUSTODIAN OF THE PUBLIC SCHOOL EMPLOYEES'
                                      RETIREMENT SYSTEM; STATE EMPLOYEES'
                                      RETIREMENT SYSTEM; MICHIGAN STATE POLICE
                                      RETIREMENT SYSTEM; JUDGES' RETIREMENT
                                      SYSTEM; AND PROBATE JUDGES' RETIREMENT
                                      SYSTEM


                                      By:
                                         --------------------------------
                                         Name:
                                         Title




                [Signature page to Registration Rights Agreement]

                                     FORMER MANAGEMENT GROUP


                                     ----------------------------------
                                     JEROME SINGER


                                     ----------------------------------
                                     DOUGLAS A. THAL


                                     --------------------------------
                                     ROBERT J. KLEIN


                                     --------------------------------
                                     STEVEN SINGER


                                     MANAGEMENT GROUP


                                     --------------------------------
                                     UELI SPRING


                                     --------------------------------
                                     HAROLD BROWN


                                     -------------------------------
                                     GARY EASTERLY


                                     --------------------------------
                                     EDWARD LAWSON


                                     --------------------------------
                                     DANIEL PIERCE




                [Signature page to Registration Rights Agreement]

                                     --------------------------------
                                     DAVID THAL


                                     --------------------------------
                                     RALPH BREDENBECK


                [Signature page to Registration Rights Agreement]

                                     CCT PARTNERS III, L.P.,
                                     by its General Partner

                                     By:
                                        -------------------------------
                                        Name:
                                        Title:

                [Signature page to Registration Rights Agreement]